SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or (d) of the Securities Exchange Act

May 27, 2008

(Date of Earliest Event Reported)

WESTERN SIERRA MINING CORP

(Exact name of Company as Specified in its Charter)

2750 Cisco Drive South

Lake Havasu City, Arizona  86403

 (Address of Principal Executive Offices)

(928) 680-5513

(Company’s telephone Number)

Utah	85-0267213
(State or other jurisdiction of incorporation)	IRS Employer Identification No.)

N/A

 (former name or former address if changed since last report)

Item 4.01. Changes in Company's Certifying Accountant

     (a) Previous independent accountants

(i) Effective March 21, 2007, Western Sierra Mining Corp. (the "Company"), confirmed with its auditors, JohnsonStout, Certified Public Accountants (“JohnsonStout”) that the firm would no longer be representing the Company as its accountants. As of that date, the Company was informed that JohnsonStout was voluntarily resigning as the Company's accounting firm.

(ii) JohnsonStout has never reported on The Company's financial statements. The Company has not filed financial statements for the past two years.  Therefore, the Company never had any financial statements which included an independent auditor's report containing an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

(iii) The change of independent accountants was ratified by the Board of Directors of the Company on May 2, 2008.

(iv) During the period from March 10, 2006 to May 27, 2008, there were no disagreements with JohnsonStout on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to JohnsonStout's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

(v) During the period from March 10, 2006 to May 27, 2008, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(a) During the period from March 10, 2006 to May 27, 2008, JohnsonStout did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist.

(b)  During the period from March 10, 2006 to May 27, 2008, JohnsonStout did not advise the Company that any information had come to their attention which had led them to no longer be able to rely on management's representation, or that had made JohnsonStout unwilling to be associated with the financial statements prepared by management.

(c)  During the period from March 10, 2006 to May 27, 2008, JohnsonStout did not advise the Company that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

(d)  During the period from March 10, 2006 to May 27, 2008, JohnsonStout did not advise the Company that there was any information which the accountants concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

(vi) The Company has requested that JohnsonStout furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 2, 2008, is filed as Exhibit 16.1 to this Form 8-K.

     (b) New independent accountants

     The Company has engaged Moore & Associates, Chartered Accountants ("Moore") as its new independent accountants on May 27, 2008. Prior to May 27, 2008 the Company had not consulted with Moore regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company by Moore concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01.    Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

         Exhibit 16.1        Letter from JohnsonStout, dated June 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the The Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN SIERRA MINING CORP

By: /s/ Michael M. Chaffee, President

_______________________________

             Michael M. Chaffee